Prospect Street Income Shares Inc.
13455 Noel Road, Ste. 1300
Dallas, TX 75240
Prospect Street®
Income Shares Inc.
3rd Quarter Report
September 30, 2005

Contents

3	Letter to Shareholders

5	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Cash Flows

13	Statements of Changes in Net Assets

14	Financial Highlights

15	Notes to Financial Statements
This report has been prepared for the information of shareholders of Prospect Street Income Shares Inc.

October 19, 2005
Letter to Shareholders
Dear Shareholders:
   We are pleased to provide you with our report for the nine months ended September 30, 2005. On September 30, 2005, the net asset value of the Fund was $6.39 per share, as compared to $6.75 on December 31, 2004. On September 30, 2005, the closing market price of the Fund’s shares on the New York Stock Exchange was $5.76 per share, as compared to $6.21 on December 31, 2004. The Fund in September 2005 declared distributions to common stock shareholders of $0.11 per share related to earnings for the quarter ended September 30, 2005.
The Fund’s Investments:
   The total return on the Fund’s per share market price for the period ended September 30, 2005 was -1.78%. The total return on the Fund’s per share net asset value for the period ended September 30, 2005 was 0.25%. The variation in total returns is attributable to a decrease of 7.25% in the market price of the Fund’s shares relative to a decrease in the net asset value of the Fund’s shares of 5.33% during the period.

Respectfully submitted,

James Dondero
President

Mark Okada
Executive Vice President

PROSPECT STREET INCOME SHARES INC.
Portfolio Statistics
September 30, 2005
Investment Type by Market Value
(As a percentage of total investments)

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (Unaudited)
As of September 30, 2005
Fixed Income — 140.06%(a)

		Ratings

Principal		Standard &		Value
Amount	Description	Poor’s	Moody’s	(Note 1a)

	Automobile — 5.05%
$1,000,000	Auburn Hills Tr 12.38% 5/1/2020	BBB	A3	$1,509,079
2,000,000	General Motors 7.13% 7/15/2013	BBB-	NR	1,705,000

				3,214,079

	Banking — 6.61%
2,000,000	Countrywide Cap 8.00% 12/15/2026	BBB+	Baa1	2,054,644
2,000,000	Washington Mutual 8.38% 6/1/2027	NR	Baa1	2,149,912

				4,204,556

	Beverage, Food and Tobacco — 3.67%
2,000,000	Philip Morris 7.75% 1/15/2027	BBB	Baa2	2,332,144

				2,332,144

	Broadcasting and Entertainment — 11.96%
2,000,000	Belo Corporation 7.13% 6/1/2007	BBB-	NR	2,069,758
1,500,000	Clear Channel Communications 7.25% 10/15/2027	BBB-	Baa3	1,555,672
351,846	Cybernet Internet Svcs 14.00% 7/1/2009*	NR	NR	—
2,000,000	Liberty Media Corp 7.88% 7/15/2009	BBB-	Baa3	2,104,558
1,500,000	Time Warner Entertainment Co 10.15% 5/1/2012	BBB+	Baa1	1,881,383

				7,611,371

	Buildings and Real Estate — 15.27%
1,500,000	AA/ Fort Worth HQ Finance Trust 8.00% 10/5/2010(b)	BBB-	NR	1,190,460
2,000,000	Bradley Operating 7.20% 1/15/2008	BBB-	Baa3	2,066,406
1,000,000	Building Materials Corp of America 8.00% 10/15/2007	B+	B2	1,030,000
2,100,000	Morgan Stanley Capital I Inc 6.63% 7/16/2016(b)	BBB+	Baa3	2,106,856
2,130,000	Simon Property Group 6.88% 10/27/2005	NR	Baa2	2,133,500
1,000,000	SUSA Partnership LP 7.45% 7/1/2018	AAA	Aa1	1,188,986

				9,716,208

	Cable And Other Pay Television Services — 5.76%
1,000,000	Tele Communications Inc 9.80% 2/1/2012	BBB+	NR	1,229,849
1,750,000	Tele Communications Inc 10.13% 4/15/2022	BBB+	NR	2,438,048

				3,667,897

	Chemicals, Plastics and Rubber — 3.58%
2,000,000	Potash Corp of Saskatchewan 7.75% 5/31/2011	BBB+	NR	2,275,328

				2,275,328

	Containers, Packaging and Glass — 4.76%
1,000,000	Ball Corporation 6.88% 12/15/2012	BB	Ba2	1,020,000
2,000,000	Sealed Air Corporation 5.63% 7/15/2013(b)	BBB	Baa3	2,005,494

				3,025,494

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES, INC.
Schedule of Investments (Unaudited) (continued)
As of September 30, 2005
Fixed Income (continued)

		Ratings

Principal		Standard &		Value
Amount	Description	Poor’s	Moody’s	(Note 1a)

	Diversified/ Conglomerate Manufacturing — 3.24%
$2,000,000	Century Aluminum Company 7.50% 8/15/2014	BB-	B1	$2,060,000

				2,060,000

	Environmental Services — 5.09%
2,000,000	Republic Services 6.75% 8/15/2011	BBB+	Baa2	2,157,354
1,000,000	Servicemaster 7.88% 8/15/2009	BBB-	NR	1,084,308

				3,241,662

	Finance — 6.75%
2,000,000	Bankamerica Instl Cap 8.07% 12/31/2026(b)	A-	Aa3	2,147,712
1,000,000	BT Cap Trust 7.90% 1/15/2027	A-	A2	1,065,480
1,000,000	Zions Instl Cap 8.54% 12/15/2026	BBB	NR	1,078,277

				4,291,469

	Healthcare, Education and Childcare — 7.54%
3,000,000	Elan Fin Plc 7.75% 11/15/2011(b)	B-	B3	2,640,000
2,000,000	Genesis Healthcare Corp 8.00% 10/15/2013	NR	B3	2,155,000

				4,795,000

	Hotels, Motels, Inns, and Gaming — 11.30%
1,500,000	Corrections Corporation of America 6.25% 3/15/2013	BB-	B1	1,485,000
2,000,000	Harrahs Operating Co 8.00% 2/1/2011	BBB-	Ba1	2,236,208
1,500,000	La Quinta 7.27% 2/26/2007	BB-	Ba3	1,539,375
2,000,000	Trump Entertainment Resorts Holdings, L.P. 8.50% 6/1/2015	B-	Caa1	1,930,000

				7,190,583

	Insurance — 0.35%
231,643	SAC Holding Corp 8.50% 3/15/2014	NR	NR	221,798

				221,798

	Leisure, Amusement, Motion Pictures, Entertainment — 2.41%
1,500,000	Intrawest Corp 7.50% 10/15/2013	B+	B1	1,535,625

				1,535,625

	Oil and Gas — 12.57%
3,000,000	Magellan Midstream Partners LP 6.45% 6/1/2014	NR	NR	3,176,970
1,000,000	Plains All American Pipeline 5.63% 12/15/2013(b)	BBB-	Baa3	1,013,991
1,500,000	Secunda International 11.60% 9/1/2012	B-	B2	1,582,500
2,000,000	Teppco Partners 7.63% 2/15/2012	BBB-	Baa3	2,223,628

				7,997,089

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES, INC.
Schedule of Investments (Unaudited) (continued)
As of September 30, 2005
Fixed Income (continued)

		Ratings

Principal		Standard &		Value
Amount	Description	Poor’s	Moody’s	(Note 1a)

	Personal Transportation — 1.81%
$237,349	Atlantic Coast Airlines Pass Thru 8.75% 1/1/2007(b)	CC	C	$213,103
749,166	Northwest Airlines 8.13% 2/1/2014	B+	C	134,850
1,000,000	United Airlines 10.85% 7/5/2014*	NR	NR	397,500
1,000,000	United Airlines 10.85% 2/19/2015*	NR	NR	407,500

				1,152,953

	Retail Stores — 5.72%
1,000,000	JC Penney 6.50% 12/15/2007	NR	Ba3	1,033,750
1,500,000	May Department Stores Co 8.30% 7/15/2026	BBB	Baa2	1,583,662
1,000,000	Wendy’s International 6.20% 6/15/2014	NR	Baa2	1,021,434

				3,638,846

	Telecommunications — 12.57%
2,000,000	American Tower Corp 7.50% 5/1/2012	BB-	B1	2,120,000
500,000	Corning Inc 6.20% 3/15/2016	BBB-	Baa3	514,299
1,000,000	Grande Communications 14.00% 4/1/2011	CCC+	Caa2	980,000
2,000,000	ICO North America 7.50% 8/15/2009	NR	NR	2,150,000
2,000,000	MCI Inc 8.74% 5/1/2014	B+	B2	2,230,000

				7,994,299

	Utilities — 14.05%
189,000	AES Corporation 8.75% 6/15/2008	B+	Ba2	199,868
2,000,000	Constellation Energy Group 7.00% 4/1/2012	BBB	Baa1	2,198,656
1,734,060	Elwood Energy LLC 8.16% 7/5/2026	B+	NR	1,924,807
2,000,000	Kiowa Power Partners LLC 5.74% 3/30/2021(b)	BBB-	Baa3	1,984,560
550,000	Reliant Resources, Inc 9.50% 7/15/2013	B+	B1	607,750
1,956,521	Tenaska Virginia Partners 6.12% 3/30/2024(b)	BBB-	Baa3	2,024,334

				8,939,975

	Total Fixed Income (cost $87,403,528)			89,106,376

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES, INC.
Schedule of Investments (Unaudited) (continued)
As of September 30, 2005
Common Stock — 5.68%

		Value
Units	Description	(Note 1a)

30,000	Hospitality Properties	$1,285,800
88,757	Idera Pharmaceuticals Inc.*	59,467
111,940	Motient Corporation*	2,266,785
70,342	Micadent PLC*(caret)	—

	Total Common Stock (cost $2,068,928)	3,612,052

Preferred Stock — 0.00%

		Value
Units	Description	(Note 1a)

10,000	Adelphia Communications*	$2,000

	Total Preferred Stock (cost $935,000)	2,000

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES, INC.
Schedule of Investments (Unaudited) (continued)
As of September 30, 2005
Warrants — 0.13%

		Value
Units	Description	(Note 1a)

1,000	Grande Communications 4/1/2011(b)	$10
11,100	Loral Space & Communications 12/27/2006*	55
17,481	Pathmark Stores 9/19/2010*	6,992
1,000	XM Satellite Radio 3/15/2010*	76,000

	Total Warrants (cost $140,010)	83,057

	Total Common Stock, Preferred Stock, and Warrants — 5.81% (cost $3,143,938)	3,697,109

	Total Investments — 145.87% (cost $90,547,466)	92,803,485

	Other Assets Less Liabilities — 1.28%	817,302
	Preferred Stock — (47.15)%	(30,000,000)

	Net Assets Applicable to Common Stock — 100%	$63,620,787

(a)	Percentages indicated are based on net assets.

(b)	Rule 144A security — Private placement securities issued under Rule 144A are exempt from registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund and any resale by the Fund must be exempt transactions, normally to other qualified institutional investors. At September 30, 2005, the market value of these securities aggregated $15,326,520 or 24.09% of net assets applicable to common shareholders.
   “NR” denotes not rated.

*	Non-income producing security.

(^)	Fair value priced by the Board of Directors. See footnote 1.
See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Assets and Liabilities (Unaudited)
As of September 30, 2005

Assets:
Investment in securities, at value ($90,547,466, at cost) (Notes 1 and 3)	$92,803,485
Cash and cash equivalents	209,370
Interest and dividend receivable	1,809,417
Prepaid assets	111,981

Total Assets	$94,934,253

Liabilities:
Investment advisory fee payable	$81,272
Dividend payable	1,094,184
Other accounts payable	138,010

Total Liabilities	$1,313,466

Preferred Stock:
Preferred stock, $.01 par value ($25,000 per share liquidation preference)
Authorized — 1,000,000 shares
Issued and outstanding — 1,200 Series T shares (Note 6)	$30,000,000

Total Preferred Stock	$30,000,000

Net Assets Applicable to Common Stock:
Common stock, $1.00 par value —
Authorized — 15,000,000 shares
Issued and outstanding — 9,947,104 shares	$9,947,104
Capital in excess of par value	85,850,066
Accumulated net realized loss from security transactions	(34,431,106)
Undistributed net investment income	(1,296)
Net unrealized appreciation of investments	2,256,019

Net Assets Applicable to Common Stock	$63,620,787

Net asset value per common share outstanding	$6.39

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Operations (Unaudited)
For the nine months ended September 30, 2005

Investment Income:
Interest income		$4,789,008
Dividend income		43,200
Miscellaneous income		126,768
Amortization of bond premiums		(138,998)

Total Investment Income		$4,819,978

Expenses:
Investment advisory fee (Note 2)	$245,345
Shareholder reporting expenses	85,650
Legal fees and expenses	57,297
Registration fees	18,750
Professional fees	56,500
Insurance expense	90,881
Fund administration expense	37,384
Preferred broker expense	57,723
Directors’ fees and expenses (Note 4)	15,343
Miscellaneous expenses	37,847

Total Expenses		$702,720

Net Investment Income		$4,117,258

Realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) on investments sold		$(1,403,811)
Net change in unrealized appreciation/(depreciation) of investments (Note 1)		(2,161,982)

Net realized and unrealized gain/(loss) on investments		$(3,565,793)

Distributions to Preferred Stockholders:
Distributions to Preferred Stockholders		$(683,452)

Net change in net assets resulting from operations		$(131,987)

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Cash Flows (Unaudited)
For the nine months ended September 30, 2005

Cash Flows From Operating Activities:
Interest and dividends received	$4,770,136
Operating expenses paid	(763,812)
Purchase of portfolio securities	(42,867,902)
Preferred share dividend payment	(674,076)
Sales and maturities of portfolio securities	34,426,893

Net cash used by operating activities	$(5,108,761)

Cash Flows From Financing Activities:
Common stock distributions	$(3,954,366)
Private Placement	1,004,504

Net cash used by financing activities	$(2,949,862)

Net change in cash	$(8,058,623)
Cash, beginning of period	8,267,993

Cash, end of period	$209,370

Reconciliation of net change in net assets resulting from operations to net cash used by operating activities:
Net change in net assets resulting from operations	$(131,987)
Change in interest and dividend receivable	(188,840)
Change in investments	(8,441,009)
Change in prepaid assets	(16,619)
Change in accounts payable and accrued expenses	(35,097)
Net realized (gain)/loss on investments sold	1,403,811
Net change in unrealized (appreciation)/depreciation of investments	2,161,982
Amortization of bond premiums	138,998

Net cash used by operating activities	$(5,108,761)

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statements of Changes in Net Assets

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2005	2004

	(Unaudited)
From Operations:
Net investment income	$4,117,258	$5,810,572
Net realized gain/(loss) on investments sold	(1,403,811)	49,925
Net change in unrealized appreciation/(depreciation) of investments	(2,161,982)	2,740,612
Distributions to Preferred Stockholders	(683,452)	(447,065)

Net change in net assets resulting from operations	$(131,987)	$8,154,044

From Fund Share Transactions:
Shares issued (0 and 16,986, respectively) to common stockholders for reinvestment of dividends	$—	$110,252

Net increase in net assets resulting from fund share transactions	$—	$110,252

Capital Share Transactions:
Shares issued (148,375 and 0, respectively) in capital share transaction	$1,004,504	$—

From Distributions to Common Stockholders:
Distributions to common stockholders from net investment income ($0.34 and $0.55 per share, respectively)	$(3,433,806)	$(5,420,274)
Distributions to common stockholders — tax return of capital ($0.00 and $0.02 per share, respectively)	(1,296)	(189,517)

Net decrease in net assets resulting from distributions	$(3,435,102)	$(5,609,791)

Total change in net assets	$(2,562,585)	$2,654,505
Net Assets Applicable to Common Stock:
Beginning of period	66,183,372	63,528,867

End of period	$63,620,787	$66,183,372

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Financial Highlights
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

	Nine Months
	Ended	For the Year Ended December 31,
	September 30,
	2005	2004	2003	2002	2001(b)	2000(b)

	(Unaudited)
Net asset value, beginning of period	$6.75	$6.49	$5.90	$6.77	$7.21	$8.49

Net investment income*	$0.41	$0.59	$0.60	$0.75	$0.80	$0.90
Net realized and unrealized gain (loss) on Investments	$(0.36)	0.29	0.65	(0.74)	(0.55)	(1.28)
Distributions to Preferred Stockholders	$(0.07)	(0.05)	(0.04)	(0.05)	(0.04)	—

Total from investment operations	$(0.02)	$0.83	$1.21	$(0.04)	$0.21	$(0.38)
Distributions:
Distributions from accumulated net investment income to common stockholders	$(0.34)	$(0.55)	$(0.62)	$(0.83)	$(0.60)	$(0.90)
Distributions from tax return of capital to common stockholders	(0.00)	(0.02)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	$(0.34)	$(0.57)	$(0.62)	$(0.83)	$(0.60)	$(0.90)

Effect of related preferred shares offering costs	—	—	—	—	$(0.05)	—

Net asset value, end of period	$6.39	$6.75	$6.49	$5.90	$6.77	$7.21

Market price per share, end of period	$5.76	$6.21	$6.33	$5.45	$6.44	$6.8125

Total investment return(c)(g)
Based on market price per share	(1.78% )	7.63%	27.52%	(2.48% )	3.34%	8.25%

Based on net asset value per share	0.25%	14.11%	20.51%	(0.59% )	2.27%	(4.48% )

Net assets, end of period(a)	$63,621	$66,183	$63,529	$57,160	$63,846	$66,959

Preferred stock outstanding, end of period(a)	$30,000	$30,000	$30,000	$30,000	$30,000	$0

Credit facility indebtedness, end of period(a)	$0	$0	$0	$0	$0	$30,000

Asset Coverage:
Per indebtedness(e)	N/A	N/A	N/A	N/A	N/A	323%
Per preferred stock share(f)	312%	321%	312%	291%	313%	N/A
Ratio of operating expenses to average net assets, applicable to common stock	1.08% (g)	1.36%	1.55%	1.63%	1.29%	1.03%
Ratio of total expenses to average net assets, applicable to common stock(d)	1.08% (g)	1.36%	1.55%	1.63%	3.06%	4.03%
Ratio of net investment income to average net assets, applicable to common stock(d)	6.31% (g)	9.06%	9.73%	11.93%	11.31%	11.38%
Portfolio turnover	26.52% (g)	41.32%	51.87%	26.71%	35.77%	33.04%

(a)	Dollars in thousands.
(b)	As of July 30, 2001, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, a different investment advisor advised the Fund.
(c)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of dividends.
(d)	For the years ended December 31, 2000 and 2001, this ratio included interest paid on the Bank Credit Facility. In 2001 the Bank Credit Facility was replaced with preferred stock. Dividends paid on the preferred stock are classified as a financing activity, and is not included in this ratio.
(e)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding.
(f)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding and the liquidation preference of the outstanding shares of Series T preferred stock.
(g)	Not annualized
*	Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the year.
See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
SEPTEMBER 30, 2005

(1)	Significant Accounting Policies:
   Prospect Street Income Shares Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Valuation of Investments
   Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the accounting period. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Warrants are valued at the last reported sales price on the last business day of the accounting period. Obligations with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (which includes all restricted securities) are valued at fair value as determined by, or under the direction of, the Fund’s Board of Directors; such values require the use of estimates.
   Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Credit Risk
   Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk
   Interest rate risk is the risk that prices of debt securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase.

(b) Federal Income Taxes
   It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for financial statement purposes and identified cost for Federal income tax purposes.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
   At December 31, 2004, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover
Available	Expiration Date

$1,390,664	December 31, 2006
3,206,180	December 31, 2007
4,737,419	December 31, 2008
15,317,739	December 31, 2009
3,458,710	December 31, 2010
3,196,740	December 31, 2011
1,210,721	December 31, 2012

$32,518,173

(c) Cash Flow Information
   The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(d) Cash and Cash Equivalents
   The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

(e) Use of Estimates
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	Investment Advisory Agreement:
   Highland Capital Management, L.P. (“Highland”, or “the Investment Advisor”) earned $245,345 in investment advisory fees for the nine months ended September 30, 2005. Investment advisory fees paid by the Fund to Highland were calculated at .5% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities and preferred stock. On September 30, 2005, the fee payable to the Investment Advisor was $81,272, which is included in the accompanying statement of assets and liabilities. The agreement between the Fund and Highland, however, provides that if the costs and expenses (excluding interest, advisory fee, taxes, brokerage charges and expenses and extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Investment Plan) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, the Investment Advisor is obligated to reimburse the Fund for any excess pursuant to the Existing Advisory Agreement. As of September 30, 2005, no such expense reimbursement was required.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
   Pursuant to a letter dated July 30, 2001, Highland entered into an agreement to waive its management fee on that portion of the Fund’s assets attributable to outstanding preferred stock. Pursuant to the terms of the letter, the fee waiver expired on July 31, 2003. Since such time, Highland has voluntarily extended the fee waiver.
   Highland will discontinue its practice of waiving its fee with respect to the assets attributable to the Fund’s outstanding preferred shares, effective January 1, 2006.
(3) Purchases and Sales of Securities:
   For the nine months ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments, aggregated approximately $42,867,902 and $34,426,893 respectively.
   The Investment Advisor and its affiliates manage other accounts, including registered and private funds and individual accounts that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Advisor to be equitable to the Fund and such other accounts. The Investment Advisor also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Advisor believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts, including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(4)	Certain Transactions:
   Certain officers of the Investment Advisor serve on the Board of Directors of the Fund. They receive no compensation in this capacity.
   Directors who are not officers or employees of the Investment Advisor receive fees of $5,000 per year, together with the reimbursement of actual out-of-pocket expenses incurred relating to board meeting attendance. For the nine months ended September 30, 2005, the Fund incurred Board of Directors’ fees and expenses of $15,343.

(5)	Dividends and Distributions:
   Distributions on common stock are declared based on annual projections of the Fund’s net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay quarterly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) allocated to common shareholders for income tax purposes. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the “Plan”) unless they elect to do otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for distributions, participants will be issued shares of common stock at the most recently determined net asset value, but in no event less than 95% of the market price, and when the net asset value of the common stock exceeds its market price, or if the Fund declares a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy the common stock in the open market for the participants’ account.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
   For the year ended December 31, 2004, the tax character of distributions declared on common stock by the Fund were as follows:

Distributions from net investment income	$5,420,274
Distributions from paid in capital	189,517

$5,609,791

(6)	Preferred Stock:
   On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares, $25,000 liquidation preference, for a total issuance of $30,000,000. All such Preferred Shares were outstanding as of September 30, 2005. The Fund may borrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series T cumulative preferred shares follows.

Redemption
   Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure the failure to meet certain asset coverages as defined in the prospectus, portfolio valuation or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock.

Dividends
   The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds. The dividend rate of the preferred shares at September 30, 2005 was 3.75%.
   In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

Voting Rights
   The Fund’s Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on certain matters as required under the Fund’s Charter, the 1940 Act and Maryland law.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Liquidation
   In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

(7)	Restricted Securities:

Name	Description	Acquisition Date	Cost of Security

AA/ Fort Worth HQ Finance Trust	Bond	9/26/2003	$1,155,000
Atlantic Coast Airlines Trust	Bond	9/24/1997	720,573
Bankamerican Instl. Cap	Bond	12/2/1996	2,016,060
Elan Fin Plc	Bond	11/10/2004	2,945,000
Grande Communications	Equity	9/27/2005	10
Kiowa Power Partners LLC	Bond	11/19/2004	1,000,000
Kiowa Power Partners LLC	Bond	1/12/2005	1,008,780
Morgan Stanley Capital Trust	Bond	7/30/2003	1,953,000
Plains All American Pipeline	Bond	6/13/2005	1,028,891
Sealed Air Corporation	Bond	9/1/2005	2,062,000
Tenaska Virginia Partners, L.P.	Bond	5/24/2004	1,979,400
      The Fund’s acquisition and valuation policy described in 1(a) is applicable to restricted securities. Additionally, there are no rights to demand registration of the restricted securities.

PROSPECT STREET INCOME SHARES INC.
ADDITIONAL INFORMATION (unaudited)
Approval of Investment Advisory Contract
   At a meeting of the Fund’s Board of Trustees held on April 26, 2005, the Board approved an investment management agreement with Highland Capital Management, L.P. (“Highland”). The Board members who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Highland.
Nature, Extent and Quality of the Services Provided
   The Board considered the nature, quality and extent of the advisory services to be provided by Highland. The Board considered the investment approach employed by Highland, Highland’s research capabilities, the nature of Highland’s experience and resources, the experience of relevant Highland personnel, and Highland’s resources, practices and procedures designed to address regulatory compliance matters.
Investment Performance
   The Board reviewed the performance of other investment companies with similar investment styles to the Fund.
Expense Information, Profitability and Economies of Scale
   To assist in evaluating the reasonableness of the fees to be paid to Highland, the Board reviewed a comparison of the fees payable under the investment management agreement to fees paid under investment advisory agreements to investment advisers serving other investment companies with similar investment programs to the Fund. The Board also considered so called “fallout benefits” to Highland, such as any incremental increase to its reputation derived from serving as investment adviser to the Fund. The Board also considered information regarding the fees paid by certain similar registered and private funds managed by Highland, and discussed with Highland why Highland believed that any differences in fees charged were appropriate. The Board considered the expense ratios of other investment companies with similar investment styles. In addition, the Board considered the effective fees under the investment advisory agreement as a percentage of assets at different Fund asset levels, and possible economies of scale with respect to the management of the Fund. In this regard, the Board considered the Fund’s foreseeable asset levels and information related to Highland’s estimated costs.
Other Considerations
   The Board also considered the terms of the investment management agreement, including the standard of care applicable to Highland, and the structure of, and the method used to determine, the compensation of Highland’s portfolio managers.
Conclusions
   Based on these considerations and following deliberation, the Board reached the following conclusions and determined to approve the investment management agreement:

•	Highland has sufficient resources to fulfill its duties under the investment management agreement.
•	The scope and quality of services provided under the current investment management agreement is consistent with the Fund’s operational requirements.
•	The advisory fees paid to Highland under the current investment management agreement are reasonable in light of the services that Highland provides, its costs and reasonably foreseeable Fund asset levels.

PROSPECT STREET INCOME SHARES INC.
Investment Advisor
Highland Capital Management, L.P.
13455 Noel Road,
Suite 1300
Dallas, TX 75240
Officers
James Dondero — President
Mark Okada — Executive Vice-President
R. Joseph Dougherty — Senior Vice-President
M. Jason Blackburn — Secretary and Treasurer
Michael Minces — Compliance Officer
Directors
James Dondero
Bryan Ward
Timothy Hui
Scott Kavanaugh
James Leary
Legal Advisor
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
JPMorgan Chase Tower
Suite 1600
2200 Ross Avenue
Dallas, TX 75201
Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
Custodian
State Street Bank and Trust Company
Boston, MA
Facts for Shareholders:
Prospect Street Income Shares Inc. is listed on the New York Stock Exchange under the symbol “CNN”. The Wall Street Journal and Wall Street Journal Online publish Friday’s closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron’s Market Week every Saturday. Our website is www.prospectstreet.net.
Written Correspondence Regarding Your Account: Please address all general shareholder inquiries to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038. Please address all dividend reinvestment inquires to American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269. Additionally, answers to many of your shareholder questions and requests for forms are available by visiting American Stock Transfers website at http://www.amstock.com.